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                                                                   Exhibit 10.17

                             STOCK OPTION AGREEMENT
                             ----------------------


                  THIS AGREEMENT is entered into effective as of the ___ day of _____, 19__, by and between Wastequip, Inc., an Ohio corporation (the "Company"), and ___________________ (the "Optionee").

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Board of Directors of the Company has appointed a Compensation Committee (the "Committee") to administer the Wastequip, Inc. Key Employees Stock Option Plan (the "Plan"); and

                  WHEREAS, the Committee has determined that the Optionee, as a Key Employee (as such term is defined in the Plan), should be granted a stock option under the Plan upon the terms and conditions set forth in this Agreement, and for the number of Class A Common Shares, without par value, of the Company set forth hereinbelow (the "Shares");

                  NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

                  1. DEFINITIONS. The following terms shall have the meanings set forth below whenever used in this instrument:

                           (a)      The word "Affiliate" shall mean any
                                    corporation which is, within the meaning of
                                    Section 1563(a) of the Code, a member of a controlled group of corporations which includes the Company.

                           (b)      The word "Agreement" shall mean this
                                    instrument.

                           (c) The word "Board" shall mean the Board of Directors of the Company.

                           (d) The word "Code" shall mean the United States Internal Revenue Code (Title 26 of the United States Code).

                           (e)      The word "Committee" shall mean the
                                    Compensation Committee appointed by the
                                    Board.

                           (f) The word "Company" shall mean Wastequip, Inc., an Ohio corporation, and any successor thereto which shall maintain the Plan.

                           (g) The word "Disability" shall mean the Optionee's "permanent and total disability" as determined under the standards set forth in Section 22(e)(3) of the Code.

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                           (h)      The words "Effective Date" shall mean the
                                    effective date of this Agreement.

                           (i) The word "Employee" shall mean any person who is an employee of either the Company or any Subsidiary.

                           (j) The words "Incentive Stock Option" shall mean any Option which qualifies as an incentive stock option under the terms of
                                    Section 422A of the Code.

                           (k) The word "Option" shall mean the right and option of the Optionee to purchase Shares pursuant to the terms of this Agreement.

                           (l) The words "Option Price" shall mean the price at which Shares may be acquired upon the exercise of any Option.

                           (m) The word "Optionee" shall mean the person to whom an Option has been granted pursuant to this Agreement.

                           (n) The words "Personal Representative" shall mean, following the Optionee's death, the person who shall have acquired, by Will or by the laws of descent and distribution, the right to exercise any Option.

                           (o) The word "Plan" shall mean the Wastequip, Inc. Key Employees Stock Option Plan, as it was originally adopted and as it may later be amended.

                           (p) The word "Shares" shall mean Class A Common Shares, without par value, of the Company.

                           (q) The word "Subsidiary" shall mean any corporation at least 50% of the common stock of which is owned directly or indirectly by the Company.

                  2. GRANT OF OPTION. Effective as of the date of this Agreement, subject to all of the terms and provisions of this Agreement, the Company grants to the Optionee the right and option to purchase all or any lesser number of an aggregate of twenty-five thousand (25,000) Shares. The number of Shares subject to an Incentive Stock Option, the number of Shares subject to a nonqualified stock option, and the Option Price are as set forth below.

                           (a) ________ Shares shall be subject to an Incentive Stock Option; and

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                           (b)      _____________________________ Shares shall
                                    be subject to a nonqualified stock option at an Option Price of ________ Dollars ($_____) per Share.

                  3. TERM OF OPTION. Except as otherwise provided herein, the term of the Option shall be for a period of ten (10) years from the date hereof, and the Option shall expire at 5:00 p.m. Eastern Standard Time on the last day of the term of the Option, or, if earlier, on the applicable expiration date provided for in Section 5 or 6 hereof.

                  4. EXERCISABILITY. The Optionee shall be entitled to exercise the Option with respect to the number of Shares indicated below on or after the date indicated opposite such number below:


(a)      Initial and Additional
         Number of Shares with              Total Shares with                   Date Beginning On
         Respect to which IN-               Respect to which IN-                which INCENTIVE STOCK
         CENTIVE STOCK OPTION               CENTIVE STOCK OPTION                OPTION May be
         MAY BE EXERCISED                   MAY BE EXERCISED                    EXERCISED
         ----------------------             --------------------                ---------------------
                 __                                 __                                  __

(b)      Initial and Additional
         Number of Shares with      Total Shares with         Date Beginning on
         Respect to which NON-      Respect to which NON-     which NONQUALIFIED
         QUALIFIED STOCK OPTION     QUALIFIED STOCK OPTION    STOCK OPTION May be
         MAY BE EXERCISED           MAY BE EXERCISED          EXERCISED
         ----------------------     ----------------------    -------------------



                     __                __                                __


To the extent that the Option becomes exercisable with respect to any Shares, as provided above, the Option may thereafter be exercised by the Optionee either with respect to all or any number of such Shares at any time or from time to time prior to the expiration of the Option. Except as provided in Section 5 or 6 hereof, the Option may not be exercised at any time unless the Optionee shall be an Employee at such time.

                  5. TERMINATION OF EMPLOYMENT, ETC. So long as the Optionee shall continue to be an Employee, the Option shall not be affected by (a) any temporary leave of absence

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approved in writing by the Company or a Subsidiary and described in Section
1.421-7(h) of the federal income tax regulations under the Code or any lawful successor regulations thereto, or (b) any change of duties or position (including transfer to or from a Subsidiary). If the Optionee ceases to be an Employee for any reason other than death or Disability, the Option may be exercised only to the extent of the purchase rights, if any, which pursuant to
Section 4 hereof existed as of the date the Optionee ceases to be an Employee and which have not theretofore been exercised; PROVIDED, HOWEVER, that the Committee may in its absolute discretion determine (but shall not be under any obligation to determine) that such purchase rights shall be deemed to include additional Shares which are subject to the Option. Except as provided blow, upon an Optionee's ceasing to be an Employee for any reason, the Option shall terminate upon the earlier to occur of either (a) three (3) months (one (1) year if the Optionee ceases to be an Employee because of death or Disability) after the date the Optionee ceases to be an Employee, or (b) the last day of the term of the Option. Notwithstanding the preceding provisions of this Section 5, unless the Committee shall otherwise determine, if the Optionee ceases to be an Employee (a) by reason of the Optionee's decision to voluntarily terminate his employment with the Company and all Subsidiaries, or (b) pursuant to the mutual agreement of the Company and/or a Subsidiary and the Optionee to terminate the Employee's employment with the Company and all Subsidiaries, then the Optionee's right to purchase Shares pursuant to the exercise of the Option shall terminate immediately. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or a Subsidiary, or to serve as a member of the Board, or to interfere with or limit either the right of the Company or a Subsidiary to terminate his employment at any time or the right of the shareholders of the Company to remove him as a member of the Board with or without cause.

                  6. OPTIONEE'S DEATH OR DISABILITY. If, while the Optionee is an Employee, or within three (3) months of the Optionee's having ceased to be an Employee (other than under circumstances which resulted in the termination of the Optionee's right to purchase Shares pursuant to the exercise of the Option), the Optionee dies or becomes Disabled, the Option shall continue in full force and effect and may be exercised by the Optionee or the Optionee's Personal Representative, as the case may be, only to the extent of the purchase rights, if any, which pursuant to Section 4 hereof existed as of the date the Optionee ceases to be an Employee and which have not theretofore been exercised; PROVIDED, HOWEVER, that the Option shall terminate upon the earlier to occur of either (a) the first anniversary of the date the Optionee ceases to be an Employee, or (b) the last day of the term of the Option.

                  7. DISSOLUTION, LIQUIDATION AND CERTAIN MERGERS. Notwithstanding the provisions of Section 3 hereof, upon either the dissolution or liquidation of the Company (but only if the distributee of substantially all of the Company's assets upon the liquidation of the Company was not, immediately prior to the liquidation, an Affiliate) or upon the occurrence of a merger or consolidation in which the Company is not the surviving corporation (but only if the corporation which is the surviving corporation of such merger or consolidation was not, immediately prior to the merger or consolidation, an Affiliate) and immediately following which the surviving corporation fails to maintain the Plan, the Option shall terminate unless the surviving corporation assumes the Option. The Company shall notify the Optionee of any such dissolution, liquidation

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or merger at least thirty (30) days before the occurrence of such event but only if the Option is exercisable at such time.

                  8. ADJUSTMENT OF NUMBER OF SHARES, ETC. In the event that subsequent to the date of this Agreement, the outstanding Shares are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change (including, without limitation, any transaction described in Section 425(a) of the Code), or a special dividend or other distribution to the Company's shareholders, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each Share subject to the Option the number and kind of shares of stock or other securities into which each outstanding Share shall be exchanged, (ii) the option price per Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to the Option as may be appropriate, equitable and in compliance with the provisions of Section 425(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to the Optionee. Any such adjustment may provide for the elimination of fractional shares if the Committee shall so direct.

                  9. EXERCISE OF OPTION. The Option may be exercised by delivering to the Secretary of the Company at its principal office a completed Notice of Exercise of Option (obtainable from the Secretary of the Company) setting forth the number of Shares with respect to which the Option is being exercised. Such Notice shall be accompanied by payment in full for the Shares. Such payment shall be made by certified or cashier's check payable to the Company in the amount of the aggregate purchase price for such Shares or, with the consent of the Committee, payment may be made in whole or in part in Shares having a fair market value on the date the Option is exercised equal to that portion of the purchase price for which payment in cash is not made.

                  10. ISSUANCE OF SHARE CERTIFICATES. Subject to the last sentence of this Section 10, upon receipt by the Company prior to expiration of the Option of a duly completed Notice of Exercise of Option to exercise the Option accompanied by full payment for the Shares being purchased pursuant to such Notice (and, with respect to any Option exercised pursuant to Section 11 hereof by someone other than the Optionee, accompanied in addition by proof satisfactory to the Committee of the right of such person to exercise the Option), the Company shall cause to be made or otherwise delivered to the Optionee, within thirty (30) days of such receipt, a certificate for the number of Shares so purchased. The Optionee shall not have any of the rights of a shareholder with respect to the Shares which are subject to the Option unless and until a certificate representing such Shares is issued to the Optionee. The Company shall not be required to issue any certificates for Shares upon the exercise of the Option prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, and/or (ii) at the Committee's option, the execution by the Optionee of an instrument, in form satisfactory to the Company, which provides that any

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Shares he shall obtain pursuant to the exercise of the Option shall be subject to all of the terms and provisions of the Amended and Restated Shareholders Agreement dated as of February 16, 1996, by and among the Company and certain security holders of the Company, and/or (iii) the completion of any registration or other qualification of the Shares under any state or federal laws or rulings or regulations of any governmental body or private organization (including, without limitation, stock exchanges) which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Shares is not necessary or advisable.

                  11. SUCCESSORS IN INTEREST, ETC. This Agreement shall be binding upon and inure to the benefit of any successor of the Company and the heirs, estate, and Personal Representative of the Optionee. The Option shall not be transferable other than by Will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by the Optionee; PROVIDED, HOWEVER, that a guardian or other legal representative who has been duly appointed for the Optionee may exercise the Option on behalf of the Optionee. A deceased Optionee's Personal Representative shall act in the place and stead of the deceased Optionee with respect to exercising an Option or taking any other action pursuant to this Agreement.

                  12. PROVISIONS OF PLAN CONTROL. This Agreement is subject to all of the terms, conditions, and provisions of the Plan and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. A copy of the Plan is attached hereto as Exhibit A and is incorporated herein by reference. In the event and to the extent that this Agreement conflicts with or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

                  13. NO LIABILITY UPON DISTRIBUTION OF SHARES. The liability of the Company under this Agreement and any distribution of Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of this Agreement shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with this Agreement.

                  14. WITHHOLDING. The Optionee agrees that the Company may make appropriate provision for tax withholding with respect to the transactions contemplated by this Agreement, including such withholding as may be appropriate with respect to any disqualifying disposition of an Incentive Stock Option.

                  15. NOTICE OF DISQUALIFYING DISPOSITION. The Optionee agrees that if he should dispose of any Shares acquired upon the exercise of an Incentive Stock Option, including a disposition by sale, exchange, gift or transfer of legal title within two (2) years after the date such Incentive Stock Option was granted to the Optionee or within one (1) year after the transfer of such Shares to the Optionee upon the exercise of such Incentive Stock Option, the Optionee shall notify the Company within three (3) days after such disposition.

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                  16. CAPTIONS. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

                  17. NUMBER. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context shall require.

                  18. GENDER. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

                  19. INVESTMENT REPRESENTATION. The Optionee hereby represents and warrants that any Shares which he may acquire by virtue of the exercise of the Option shall be acquired for investment purposes only and not with a view to distribution or resale; PROVIDED, HOWEVER, that this restriction shall become inoperative in the event the Shares which are subject to the Option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to the Company evidence satisfactory to the Company to the effect that the offer or sale of the Shares which were acquired upon exercise of the Option may lawfully be made without registration under the Securities Act of 1933, as amended.

                  20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflict of law principles thereof, and any applicable federal law.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                            WASTEQUIP, INC.
                                            (the "Company")


                                            By:_________________________________
                                               George L. Schneider
                                               President and C.E.O.


                                            ------------------------------------

                                            ------------------------------------
                                               (the "Optionee")

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